                                                                    EXHIBIT 99.6

MORGAN STANLEY
2004-SD2
May 1, 2004 Scheduled Balances
All records
1,201 records
Balance: 225,616,575


Selection Criteria: All records
Table of Contents

1. Ding Reason - BofA
2. Ding Reason - Wamu
3. Ding Reason - WMC
4. Ding Reason - Option One
5. Ding Reason - Other
6. DTI
7. Delinquency Table - Performing and Subperforming 8. Summary



1. Ding Reason - BofA

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    % of
                                                  Number                 Total                     Total                    Wtd
                                                    of                  Current                   Current                   Avg
Ding Reason - BofA                                Loans                 Balance                   Balance                  Coupon
------------------------------------------------------------------------------------------------------------------------------------
Current or Prior Delinquency                         72                   22,969,724                35.48                   5.123
----------------------------------------------------------------------------------------------------------------------------------
Doc Issue                                            29                    4,559,431                 7.04                   5.033
----------------------------------------------------------------------------------------------------------------------------------
None                                                 27                    5,711,077                 8.82                   5.387
----------------------------------------------------------------------------------------------------------------------------------
Underwriting                                         65                   12,313,343                19.02                   4.478
----------------------------------------------------------------------------------------------------------------------------------
Underwriting - Credit                                 8                    1,117,587                 1.73                   5.466
----------------------------------------------------------------------------------------------------------------------------------
Underwriting - DTI                                    8                    2,582,020                 3.99                   4.403
----------------------------------------------------------------------------------------------------------------------------------
Underwriting - FICO                                  11                    2,698,907                 4.17                   5.537
----------------------------------------------------------------------------------------------------------------------------------
Underwriting - LTV                                   33                   12,033,823                18.59                   4.479
----------------------------------------------------------------------------------------------------------------------------------
Underwriting - MI                                     2                      419,999                 0.65                   5.587
----------------------------------------------------------------------------------------------------------------------------------
Valuation - AVM vs. Full Appraisal                    1                      339,662                 0.52                   5.125
----------------------------------------------------------------------------------------------------------------------------------
Total:                                              256                   64,745,574                  100                   4.895
----------------------------------------------------------------------------------------------------------------------------------

TOP

2. Ding Reason - Wamu

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    % of
                                                  Number                 Total                     Total                    Wtd
                                                    of                  Current                   Current                   Avg
Ding Reason - Wamu                                Loans                 Balance                   Balance                  Coupon
----------------------------------------------------------------------------------------------------------------------------------
Current or Prior Delinquency                          62                   10,700,187               24.43                   6.608
----------------------------------------------------------------------------------------------------------------------------------
Doc Issue                                            125                   21,931,353               50.06                   5.494
----------------------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA Repurchase                                  2                       62,781                0.14                   4.822
----------------------------------------------------------------------------------------------------------------------------------
None                                                   3                      884,730                2.02                   5.117
----------------------------------------------------------------------------------------------------------------------------------
Underwriting                                           1                       81,043                0.19                       6
----------------------------------------------------------------------------------------------------------------------------------
Underwriting - Credit                                 38                    6,804,507               15.53                   5.707
----------------------------------------------------------------------------------------------------------------------------------
Underwriting - DTI                                     1                      405,337                0.93                   6.625
----------------------------------------------------------------------------------------------------------------------------------
Underwriting - FICO                                    3                    1,398,711                3.19                   6.194
----------------------------------------------------------------------------------------------------------------------------------
Underwriting - MI                                     10                    1,312,131                   3                   6.018
----------------------------------------------------------------------------------------------------------------------------------
Valuation                                              1                      226,189                0.52                   5.875
----------------------------------------------------------------------------------------------------------------------------------
Total:                                               246                   43,806,970                 100                   5.842
----------------------------------------------------------------------------------------------------------------------------------

TOP

3. Ding Reason - WMC

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    % of
                                                  Number                 Total                     Total                    Wtd
                                                    of                  Current                   Current                   Avg
Ding Reason - WMC                                 Loans                 Balance                   Balance                  Coupon
----------------------------------------------------------------------------------------------------------------------------------
Current or Prior Delinquency                         19                    3,732,151                 8.96                   7.798
----------------------------------------------------------------------------------------------------------------------------------
Unknown/Undisclosed                                 183                   37,935,159                91.04                     7.7
----------------------------------------------------------------------------------------------------------------------------------
Total:                                              202                   41,667,310                  100                   7.708
----------------------------------------------------------------------------------------------------------------------------------

TOP

4. Ding Reason - Option One

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    % of
                                                  Number                 Total                     Total                    Wtd
                                                    of                  Current                   Current                   Avg
Ding Reason - Option One                          Loans                 Balance                   Balance                  Coupon
---------------------------------------------------------------------------------------------------------------------------------
Current or Prior Delinquency                          2                      563,174                2.36                    8.75
---------------------------------------------------------------------------------------------------------------------------------
Small Balance                                        36                    1,486,098                6.22                   9.525
---------------------------------------------------------------------------------------------------------------------------------
Underwriting                                          3                      298,606                1.25                   8.424
---------------------------------------------------------------------------------------------------------------------------------
Underwriting - DTI                                    3                      642,981                2.69                   8.987
---------------------------------------------------------------------------------------------------------------------------------
Underwriting - FICO                                  23                    3,233,706               13.53                   8.271
---------------------------------------------------------------------------------------------------------------------------------
Underwriting - LTV                                    1                      330,349                1.38                   10.25
---------------------------------------------------------------------------------------------------------------------------------
Valuation                                           105                   17,342,438               72.57                   7.896
---------------------------------------------------------------------------------------------------------------------------------
Total:                                              173                   23,897,352                 100                   8.136
---------------------------------------------------------------------------------------------------------------------------------

TOP

5. Ding Reason - Other

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    % of
                                                  Number                 Total                     Total                    Wtd
                                                    of                  Current                   Current                   Avg
Ding Reason - Other                               Loans                 Balance                   Balance                  Coupon
----------------------------------------------------------------------------------------------------------------------------------
Current or Prior Delinquency                        218                   29,907,353                58.07                   8.714
----------------------------------------------------------------------------------------------------------------------------------
Doc Issue                                             5                      792,737                 1.54                    5.42
----------------------------------------------------------------------------------------------------------------------------------
None                                                  7                    1,579,922                 3.07                   7.563
----------------------------------------------------------------------------------------------------------------------------------
Underwriting                                          2                      386,685                 0.75                   6.288
----------------------------------------------------------------------------------------------------------------------------------
Underwriting - Credit                                 6                    1,175,176                 2.28                   6.519
----------------------------------------------------------------------------------------------------------------------------------
Underwriting - DTI                                    1                      708,500                 1.38                   3.226
----------------------------------------------------------------------------------------------------------------------------------
Underwriting - FICO                                   2                      578,156                 1.12                   4.669
----------------------------------------------------------------------------------------------------------------------------------
Underwriting - LTV                                    2                      259,257                  0.5                   6.786
----------------------------------------------------------------------------------------------------------------------------------
Uninsured FHA/VA                                      7                    1,083,910                  2.1                   5.993
----------------------------------------------------------------------------------------------------------------------------------
Unknown/Undisclosed                                  73                   14,409,594                27.98                   7.751
----------------------------------------------------------------------------------------------------------------------------------
Valuation                                             1                      618,080                  1.2                   6.375
----------------------------------------------------------------------------------------------------------------------------------
Total:                                              324                   51,499,371                  100                   8.074
----------------------------------------------------------------------------------------------------------------------------------

TOP

6. DTI

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    % of
                                                  Number                 Total                     Total                    Wtd
                                                    of                  Current                   Current                   Avg
DTI                                               Loans                 Balance                   Balance                  Coupon
----------------------------------------------------------------------------------------------------------------------------------
Less than or equal to 5.00                            141                   21,808,260               9.67                   5.988
----------------------------------------------------------------------------------------------------------------------------------
5.01 - 10.00                                            7                      851,398               0.38                   5.352
----------------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00                                          38                    7,735,380               3.43                   5.117
----------------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00                                          47                    7,257,895               3.22                   6.036
----------------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00                                          80                   11,407,444               5.06                   6.405
----------------------------------------------------------------------------------------------------------------------------------
25.01 - 30.00                                         102                   17,990,989               7.97                   6.256
----------------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00                                         130                   25,453,432              11.28                   6.206
----------------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00                                         164                   34,525,559               15.3                   6.567
----------------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00                                         173                   36,841,850              16.33                   7.094
----------------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00                                         161                   30,355,565              13.45                   7.618
----------------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00                                          95                   16,576,325               7.35                   7.581
----------------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                                          38                    8,674,215               3.84                   6.989
----------------------------------------------------------------------------------------------------------------------------------
60.01 Greater than or equal to                         25                    6,138,263               2.72                   5.956
----------------------------------------------------------------------------------------------------------------------------------
Total:                                              1,201                  225,616,575                100                   6.668
----------------------------------------------------------------------------------------------------------------------------------

TOP

7. Delinquency Table - Performing and Subperforming

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   % of
                                                       Number           Total                     Total                    Wtd
                                                         of            Current                   Current                   Avg
Delinquency Table - Performing and Subperforming       Loans           Balance                   Balance                  Coupon
---------------------------------------------------------------------------------------------------------------------------------
0x30 no 60+                                                818            156,800,336              70.67                     6.5
---------------------------------------------------------------------------------------------------------------------------------
1x30 no 60+                                                102             23,870,344              10.76                   6.364
---------------------------------------------------------------------------------------------------------------------------------
2x30 no 60+                                                 46              7,862,264               3.54                   7.203
---------------------------------------------------------------------------------------------------------------------------------
3x30 no 60+                                                 27              5,071,784               2.29                   6.818
---------------------------------------------------------------------------------------------------------------------------------
3x30+ no 60+                                                23              5,127,996               2.31                    6.54
---------------------------------------------------------------------------------------------------------------------------------
1x60                                                        50              9,174,151               4.13                   6.977
---------------------------------------------------------------------------------------------------------------------------------
2x60                                                        27              4,252,494               1.92                   7.629
---------------------------------------------------------------------------------------------------------------------------------
3x60                                                        25              3,251,371               1.47                   7.246
---------------------------------------------------------------------------------------------------------------------------------
3x60+                                                       46              6,471,444               2.92                   8.031
---------------------------------------------------------------------------------------------------------------------------------
Total:                                                   1,164            221,882,184                100                   6.615
---------------------------------------------------------------------------------------------------------------------------------

TOP

8. Summary

WA FICO - Negam Loans: 641
WA LTV - Negam Loans: 71.46
WA 3 Month Velocity - Reperforming Loans: 1.27
WA 4 Month Velocity - Reperforming Loans: 1.27
WA 5 Month Velocity - Reperforming Loans: 1.25
WA 6 Month Velocity - Reperforming Loans: 1.19
WA 12 Month Velocity - Reperfroming Loans: 0.86

TOP

########


The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Any such offer to buy or sell any security or instrument or to engage in a transaction would be made only after a prospective participant had completed its own independent investigation of the transaction and received all information it required to make its own investment decision, including, where applicable, a review of any offering circular or memorandum describing such security or instrument which would contain material information not contained herein and to which prospective participants are referred. In the event of any such offering, this information shall be deemed superseded and replaced in its entirety by such offering circular or memorandum. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities or transactions would conform to the terms hereof. Morgan Stanley and its affiliates disclaim any and all liability relating to this information.The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. Morgan Stanley is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and Morgan Stanley does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, Morgan Stanley and each recipient hereof are deemed to agree that both Morgan Stanley and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither Morgan Stanley or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. Morgan Stanley does not undertake or have any responsibility to notify you of any changes to the attached information. Morgan Stanley & Co. Incorporated, its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request. With respect to any UK recipients, this communication is directed only to those persons who are market counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules).